Exhibit 99.1
 Rapid7 Announces Fourth Quarter and Full-Year 2019 Financial Results

•Annualized recurring revenue (ARR) of $338.7 million, an increase of 35% year-over-year
•Fourth quarter 2019 revenue of $91.6 million and full year 2019 revenue of $326.9 million
•Fourth quarter 2019 year-over-year revenue growth of 33% and full-year 2019 year-over-year revenue growth of 34%
•Customer growth of 16% year-over-year
•Guiding 2020 ARR year-over-year growth between 24% to 26% and year-over-year revenue growth between 21% and 24%
Boston, MA – February 10, 2020 – Rapid7, Inc. (NASDAQ: RPD), a leading provider of security analytics and automation, today announced financial results for the fourth quarter and full-year 2019.

"Rapid7 capped off another great year in 2019 with strong full-year operating results. Our ARR grew by 35% and we again exceeded the high end of our guidance with revenue growth of 34% while delivering a 9-point improvement in non-GAAP operating margin from the prior year." said Corey Thomas, Chairman and CEO of Rapid7.

"These results reflect a healthy demand environment and consistent execution. With a leading and well-diversified product portfolio, we see a large opportunity in front of us and are well positioned for future growth. As a result, for 2020, we expect strong ARR growth of 25%, at the midpoint, while continuing to deliver operating leverage."
Fourth Quarter 2019 Financial Results and Other Metrics

	Three Months Ended December 31,

	2019	2018	% Change

	(dollars in thousands)
Annualized recurring revenue	$338,714	$251,819	35%
Number of customers	9,022	7,808	16%
ARR per customer	$37.5	$32.3	16%
Recurring revenue as a percentage of total revenue	87%	83%
Renewal rate*	108%	119%

* For the three months ended December 31, 2018, our renewal rate was adjusted from 120%, as previously disclosed, to 119% based on a reclassification of certain upsells and cross-sells.

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	Three Months Ended December 31,			Year Ended December 31,

	2019	2018	% Change	2019	2018	% Change

	(in thousands, except per share data)
Products revenue	$74,326	$50,420	47%	$261,119	$168,571	55%
Maintenance and support revenue	8,671	10,246	(15)%	36,778	42,223	(13)%
Professional services revenue	8,651	8,104	7%	29,050	33,297	(13)%
Total revenue	$91,648	$68,770	33%	$326,947	$244,091	34%

North America revenue	$76,258	$58,488	30%	$274,481	$207,727	32%
Rest of world revenue	15,390	10,282	50%	52,466	36,364	44%
Total revenue	$91,648	$68,770	33%	$326,947	$244,091	34%

GAAP gross profit	$66,286	$49,484		$235,801	$173,008
GAAP gross margin	72%	72%		72%	71%
Non-GAAP gross profit	$68,554	$51,138		$244,720	$178,685
Non-GAAP gross margin	75%	74%		75%	73%

GAAP loss from operations	$(12,315)	$(10,812)		$(45,995)	$(53,038)
GAAP operating margin	(13)%	(16)%		(14)%	(22)%
Non-GAAP income (loss) from operations	$785	$(2,695)		$2,404	$(20,381)
Non-GAAP operating margin	1%	(4)%		1%	(8)%

GAAP net loss	$(14,346)	$(13,020)		$(53,845)	$(55,545)
GAAP net loss per share, basic and diluted	$(0.29)	$(0.27)		$(1.10)	$(1.20)
Non-GAAP net income (loss)	$1,484	$(2,368)		$4,306	$(19,057)
Non-GAAP net income (loss) per share, basic	$0.03	$(0.05)		$0.09	$(0.41)
Non-GAAP net income (loss) per share, diluted	$0.03	$(0.05)		$0.08	$(0.41)

Adjusted EBITDA	$3,654	$(658)		$12,453	$(13,428)

Cash provided by (used in) operating activities	$7,824	$11,934		$(1,420)	$6,066

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Recent Business Highlights

•In November 2019, Forrester Consulting conducted a study on behalf of Rapid7 which highlighted that InsightVM customers could realize more than 300% ROI over a three-year period, over 20% reduction in false positives and 60% reduction in patching efforts compared to their incumbent vulnerability management solution.
•In December 2019, Rapid7 announced that InsightIDR, its cloud Security Information and Event Management (SIEM) offering is available for purchase in Amazon Web Services (AWS) Marketplace, highlighting Rapid7's ongoing commitment to helping its customers secure their cloud environments.
•In January 2020, Frost & Sullivan recognized Rapid7 with its 2019 Global SOAR Company of the year award, highlighting Rapid7's focus on mid-market enterprises.
Please see investors.rapid7.com for our Financial Metrics spreadsheet.
For additional details on the reconciliation of non-GAAP measures and certain other business metrics to their nearest comparable GAAP measures, please refer to the accompanying financial data tables included in this press release.
First Quarter and Full-Year 2020 Guidance
Rapid7 anticipates annualized recurring revenue, revenue, non-GAAP (loss) income from operations, and non-GAAP net (loss) income per share to be in the following ranges:

First Quarter and Full-Year 2020 Guidance (in millions, except per share data)

	First Quarter 2020			Full-Year 2020
Annualized recurring revenue				$420.0		$426.8
Year-over-year growth				24%		26%
Revenue	$91.6	to	$93.2	$396.0	to	$404.0
Year-over-year growth	25%	to	27%	21%	to	24%
Non-GAAP (loss) income from operations	$(6.3)	to	$(5.3)	$7.0	to	$11.0
Non-GAAP net (loss) income per share	$(0.13)	to	$(0.11)	$0.11	to	$0.18
Weighted average shares outstanding			50.2			55.0
Guidance for the first quarter and full-year 2020 does not include any potential impact of foreign exchange gains or losses. The weighted average shares outstanding for the first quarter of 2020 represent basic shares outstanding given our projected non-GAAP net loss. The weighted average shares outstanding for full year 2020 represent non-GAAP diluted shares outstanding given our projected non-GAAP net income.

Non-GAAP guidance excludes estimates for stock-based compensation expense, amortization of acquired intangible assets, amortization of debt discount and issuance costs, and certain non-recurring items. Rapid7 has provided a reconciliation of each non-GAAP guidance measure to the most comparable GAAP measures in the financial statement tables included in this press release. The reconciliation does not reflect any items that are unknown at this time, such as acquisition-related expenses, follow-on public offering costs, and litigation-related expenses which we are not able to predict without unreasonable effort due to their inherent uncertainty.

Conference Call and Webcast Information

Rapid7 will host a conference call today, February 10, 2020, to discuss its results at 4:30 p.m. Eastern Time. The call will be accessible by telephone at 877-357-4230 (domestic) or 629-228-0721 (international). The call will also be available live via webcast on the Company’s website at http://investors.rapid7.com. A telephone replay of the conference call will be available at 855-859-2056 or 404-537-3406 (access code 1729437) until February 18, 2020. A webcast replay will be available at http://investors.rapid7.com.
About Rapid7
Rapid7 (Nasdaq: RPD) is advancing security with visibility, analytics, and automation delivered through our Insight cloud. Our solutions simplify the complex, allowing security teams to work more effectively with IT and development to reduce
rapid7.com

vulnerabilities, monitor for malicious behavior, investigate and shut down attacks, and automate routine tasks. Over 9,000 customers rely on Rapid7 technology, services, and research to improve security outcomes and securely advance their organizations. For more information, visit our website, check out our blog, or follow us on Twitter.
Non-GAAP Financial Measures and Other Business Metrics
To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States, or GAAP, we provide investors with certain non-GAAP financial measures and other metrics, which we believe are helpful to our investors. We use these non-GAAP financial measures and other metrics for financial and operational decision-making purposes and as a means to evaluate period-to-period comparisons. We also use certain non-GAAP financial measures as performance measures under our executive bonus plan. We believe that these non-GAAP financial measures and other metrics provide useful information about our operating results, enhance the overall understanding of past financial performance and future prospects and allow for greater transparency with respect to metrics used by our management in its financial and operational decision-making.

While our non-GAAP financial measures are an important tool for financial and operational decision-making and for evaluating our own operating results over different periods of time, you should review the reconciliation of our non-GAAP financial measures to the comparable GAAP financial measures included below, and not rely on any single financial measure to evaluate our business.

Non-GAAP Financial Measures
We disclose the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP income (loss) from operations, non-GAAP net income (loss), non-GAAP net income (loss) per share and adjusted EBITDA.

We define non-GAAP gross profit, non-GAAP income (loss) from operations, non-GAAP net income (loss) and non-GAAP net income (loss) per share as the respective GAAP balances excluding the effect of stock-based compensation expense, amortization of acquired intangible assets, amortization of debt discount and issuance costs and certain other items such as acquisition-related expenses, follow-on public offering costs, and litigation-related expenses. Non-GAAP net income (loss) per basic and dilutive share is calculated as non-GAAP net income (loss) divided by the weighted average shares used to compute net income (loss) per share, with the number of weighted average shares decreased to reflect the anti-dilutive impact of the capped call transactions entered into in connection with the 1.25% convertible senior note issued in August 2018.

We believe these non-GAAP financial measures are useful to investors in assessing our operating performance due to the following factors:

Stock-based compensation expense. We exclude stock-based compensation expense because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact our non-cash expense. We believe that providing non-GAAP financial measures that exclude stock-based compensation expense allows for more meaningful comparisons between our operating results from period to period.

Amortization of acquired intangible assets. We believe that excluding the impact of amortization of acquired intangible assets allows for more meaningful comparisons between operating results from period to period as the intangible assets are valued at the time of acquisition and are amortized over several years after the acquisition.

Amortization of debt discount and issuance costs. In August 2018, we issued $230 million of convertible senior notes, which bear interest at an annual fixed rate of 1.25%. The imputed interest rate of the convertible senior notes was approximately 7.37%. This is a result of the debt discount recorded for the conversion feature that is required to be separately accounted for as equity, and debt issuance costs, which reduce the carrying value of the convertible debt instrument. The debt discount is amortized as interest expense together with the issuance costs of the debt. The expense for the amortization of debt discount and debt issuance costs is a non-cash item, and we believe the exclusion of this interest expense provides a more useful comparison of our operational performance in different periods.

Litigation-related expenses. We exclude certain litigation-related expenses consisting of professional fees and related costs incurred by us related to significant litigation outside the ordinary course of business. We believe it is useful to exclude such expenses because we do not consider such amounts to be part of our ongoing operations.

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Acquisition-related expenses and follow-on public offering costs. We exclude acquisition-related expenses and follow-on public offering costs as costs that are unrelated to the current operations and neither are comparable to the prior period nor predictive of future results.

Anti-dilutive impact of capped call transaction. In connection with the issuance of our convertible senior notes, we entered into capped call transactions to offset potential dilution from the embedded conversion feature in the notes. Although we cannot reflect the anti-dilutive impact of the capped call transactions under GAAP, we do reflect the anti-dilutive impact of the capped call transactions in non-GAAP net income (loss) per basic and diluted share to provide investors with useful information in evaluating the financial performance of the company on a per share basis.

Adjusted EBITDA (non-GAAP). Adjusted EBITDA is a non-GAAP measure that we define as net loss before (1) interest income, (2) interest expense, (3) other income (expense), net, (4) provision for income taxes, (5) depreciation expense, (6) amortization of intangible assets, (7) stock-based compensation expense, and (8) certain other items. We believe that the use of adjusted EBITDA is useful to investors and other users of our financial statements in evaluating our operating performance because it provides them with an additional tool to compare business performance across companies and across periods. Adjusted EBITDA should not be considered as a substitute for other measures of financial performance reported in accordance with GAAP. There are limitations to using this non-GAAP financial measure, including that other companies may calculate this measure differently than we do, that it does not reflect our capital expenditures or future requirements for capital expenditures and that it does not reflect changes in, or cash requirements for, our working capital and excludes some items that are cash based.

Other Metrics
Annualized Recurring Revenue (ARR). ARR is defined as the annual value of all recurring revenue related contracts in place at the end of the period. ARR should be viewed independently of revenue and deferred revenue as ARR is an operating metric and is not intended to be combined with or replace these items. ARR is not a forecast of future revenue and can be impacted by contract start and end dates and renewal rates, and does not include revenue reported as perpetual license or professional services revenue in our consolidated statement of operations.

Number of Customers. We define a customer as any entity that has (1) an active Rapid7 contract or a contract that expired within 90 days or less of the applicable measurement date; and for Logentries products, those customers with a contract value equal to or greater than $2,400 per year, or (2) purchased Rapid7 professional services within the 12 months preceding the applicable measurement date.

ARR per Customer. We define ARR per customer as ARR divided by the number of customers at the end of the period.

Recurring Revenue. We define recurring revenue as revenue from term software licenses, content subscriptions, managed services, cloud-based subscriptions and maintenance and support.

Renewal Rate. We calculate our renewal rate by dividing the dollar value of renewed customer agreements, including upsells and cross-sells of additional products, but excluding professional services, in a trailing 12-month period by the dollar value of the corresponding customer agreements.

Cautionary Language Concerning Forward-Looking Statements

This press release includes forward-looking statements. All statements contained in this press release other than statements of historical facts, including, without limitation, statements regarding our anticipated future financial and business performance for the first quarter and full-year 2020, market opportunities, future growth and operating leverage are forward-looking statements. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “opportunity,” “will” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks and uncertainties, including, without limitation, risks related to our rapid growth and ability to sustain our revenue growth rate, the ability of our products and professional services to correctly detect vulnerabilities, competition in the markets in which we operate, market growth, our ability to innovate and manage our growth, our ability to integrate acquired operations, our ability to operate in compliance with applicable laws as well as other risks and uncertainties set forth in the “Risk Factors” section of our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission for the quarter ended September 30, 2019 filed with the
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Securities and Exchange Commission on November 5, 2019, and subsequent reports that we file with the Securities and Exchange Commission.  Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no duty to update any of these forward-looking statements after the date of this press release to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this press release.

###
Investor contact:
Neeraj Mahajan, CFA
Vice President, Investor Relations
investors@rapid7.com
(857) 990-4074
Press contact:
Caitlin Doherty
press@rapid7.com
(857) 990-4240

rapid7.com

RAPID7, INC.
Consolidated Balance Sheets (Unaudited)
(in thousands)

	December 31, 2019	December 31, 2018
Assets
Current assets:
Cash and cash equivalents	$123,413	$99,565
Short-term investments	116,158	159,210
Accounts receivable, net	87,927	74,935
Deferred contract acquisition and fulfillment costs, current portion	17,047	12,321
Prepaid expenses and other current assets	20,051	9,746
Total current assets	364,596	355,777
Long-term investments	22,887	44,892
Property and equipment, net	50,670	17,523
Operating lease right-of-use assets	60,984	—
Deferred contract acquisition and fulfillment costs, non-current portion	34,213	27,634
Goodwill	97,866	88,420
Intangible assets, net	28,561	23,955
Other assets	5,136	1,168
Total assets	$664,913	$559,369
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$6,836	$7,048
Accrued expenses	41,021	37,376
Operating lease liabilities, current portion	7,179	—
Deferred revenue, current portion	231,518	189,855
Other current liabilities	119	707
Total current liabilities	286,673	234,986
Convertible senior notes, net	185,200	174,688
Operating lease liabilities, non-current portion	72,294	—
Deferred revenue, non-current portion	36,226	58,716
Other long-term liabilities	1,352	3,660
Total liabilities	581,745	472,050
Stockholders’ equity:
Common stock	499	476
Treasury stock	(4,764)	(4,764)
Additional paid-in-capital	605,650	556,223
Accumulated other comprehensive loss	213	(31)
Accumulated deficit	(518,430)	(464,585)
Total stockholders’ equity	83,168	87,319
Total liabilities and stockholders’ equity	$664,913	$559,369

RAPID7, INC.
Consolidated Statements of Operations (Unaudited)
(in thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Revenue:
Products	$74,326	$50,420	$261,119	$168,571
Maintenance and support	8,671	10,246	36,778	42,223
Professional services	8,651	8,104	29,050	33,297
Total revenue	91,648	68,770	326,947	244,091
Cost of revenue:
Products	17,016	11,430	59,684	39,810
Maintenance and support	2,454	1,921	8,495	7,678
Professional services	5,892	5,935	22,967	23,595
Total cost of revenue	25,362	19,286	91,146	71,083
Total gross profit	66,286	49,484	235,801	173,008
Operating expenses:
Research and development	21,719	17,828	79,364	67,743
Sales and marketing	44,508	32,531	157,722	123,310
General and administrative	12,374	9,937	44,710	34,993
Total operating expenses	78,601	60,296	281,796	226,046
Loss from operations	(12,315)	(10,812)	(45,995)	(53,038)
Other income (expense), net:
Interest income	1,253	1,709	6,014	3,229
Interest expense	(3,449)	(3,253)	(13,389)	(4,934)
Other income (expense), net	294	(269)	(433)	(336)
Loss before income taxes	(14,217)	(12,625)	(53,803)	(55,079)
Provision for income taxes	129	395	42	466
Net loss	$(14,346)	$(13,020)	$(53,845)	$(55,545)
Net loss per share, basic and diluted	$(0.29)	$(0.27)	$(1.10)	$(1.20)
Weighted-average common shares outstanding, basic and diluted	49,604,522	47,397,034	48,731,791	46,456,825

RAPID7, INC.
Consolidated Statements of Cash Flows (Unaudited)
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Cash flows from operating activities:
Net loss	$(14,346)	$(13,020)	$(53,845)	$(55,545)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	4,559	3,360	16,528	11,097
Amortization of debt discount and issuance costs	2,730	2,535	10,513	3,831
Stock-based compensation expense	11,174	6,594	40,664	27,593
Provision for doubtful accounts	459	260	2,241	740
Deferred income taxes	116	(69)	(645)	(69)
Foreign currency re-measurement (gain) loss	(315)	191	255	757
Other non-cash items	(254)	(161)	(1,889)	(506)
Changes in operating assets and liabilities:
Accounts receivable	(25,660)	(20,972)	(14,800)	(1,685)
Deferred contract acquisition and fulfillment costs	(5,903)	(6,405)	(11,306)	(12,790)
Prepaid expenses and other assets	(3,813)	2,147	(13,691)	(287)
Accounts payable	(1,040)	3,110	92	3,675
Accrued expenses	9,581	8,192	4,759	6,018
Deferred revenue	30,810	25,183	18,686	22,870
Other liabilities	(274)	989	1,018	367
Net cash provided by (used in) operating activities	7,824	11,934	(1,420)	6,066
Cash flows from investing activities:
Business acquisitions, net of cash acquired	—	(14,460)	(14,607)	(14,460)
Purchases of property and equipment	(2,375)	(4,409)	(29,428)	(12,813)
Capitalization of internal-use software costs	(1,401)	(760)	(6,087)	(3,265)
Purchases of investments	(33,839)	(54,476)	(148,047)	(233,421)
Sales/maturities of investments	37,693	30,650	214,980	70,226
Net cash provided by (used in) investing activities	78	(43,455)	16,811	(193,733)
Cash flows from financing activities:
Proceeds from issuance of convertible senior notes, net of issuance costs paid of $6,879	—	(408)	—	223,121
Purchase of capped calls related to convertible senior notes	—	—	—	(26,910)
Proceeds from follow-on public offering, net of offering costs of $608	—	—	—	30,907
Taxes paid related to net share settlement of equity awards	(2,026)	(485)	(6,952)	(2,197)
Proceeds from employee stock purchase plan	—	—	5,521	3,637
Proceeds from stock option exercises	2,295	1,085	10,219	7,606
Net cash provided by financing activities	269	192	8,788	236,164
Effect of exchange rate changes on cash, cash equivalents and restricted cash	317	(266)	(331)	(694)
Net increase (decrease) in cash, cash equivalents and restricted cash	8,488	(31,595)	23,848	47,803
Cash, cash equivalents and restricted cash, beginning of period	114,925	131,160	99,565	51,762
Cash, cash equivalents and restricted cash, end of period	$123,413	$99,565	$123,413	$99,565

RAPID7, INC.
GAAP to Non-GAAP Reconciliation (Unaudited)
(in thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Total gross profit (GAAP)	$66,286	$49,484	$235,801	$173,008
Add: Stock-based compensation expense[1]	610	371	2,580	1,692
Add: Amortization of acquired intangible assets[2]	1,658	1,283	6,339	3,985
Total gross profit (non-GAAP)	$68,554	$51,138	$244,720	$178,685
Gross margin (non-GAAP)	74.8%	74.4%	74.9%	73.2%
Gross profit (GAAP) - Products	$57,310	$38,990	$201,435	$128,761
Add: Stock-based compensation expense	209	69	789	493
Add: Amortization of acquired intangible assets	1,658	1,283	6,339	3,985
Total gross profit (non-GAAP) - Products	$59,177	$40,342	$208,563	$133,239
Gross margin (non-GAAP) - Products	79.6%	80.0%	79.9%	79.0%
Gross profit (GAAP) - Maintenance and support	$6,217	$8,325	$28,283	$34,545
Add: Stock-based compensation expense	160	72	616	233
Total gross profit (non-GAAP) - Maintenance and support	$6,377	$8,397	$28,899	$34,778
Gross margin (non-GAAP) - Maintenance and support	73.5%	82.0%	78.6%	82.4%
Gross profit (GAAP) - Professional services	$2,759	$2,169	$6,083	$9,702
Add: Stock-based compensation expense	241	230	1,175	966
Total gross profit (non-GAAP) - Professional services	$3,000	$2,399	$7,258	$10,668
Gross margin (non-GAAP) - Professional services	34.7%	29.6%	25.0%	32.0%
GAAP Loss from operations	$(12,315)	$(10,812)	$(45,995)	$(53,038)
Add: Stock-based compensation expense[1]	11,174	6,594	40,664	27,593
Add: Amortization of acquired intangible assets[2]	1,690	1,323	6,479	4,144
Add: Acquisition-related expenses[3]	—	—	514	115
Add: Follow-on public offering costs[4]	—	—	—	205
Add: Litigation-related expenses[5]	236	200	742	600
Non-GAAP Income (loss) from operations	$785	$(2,695)	$2,404	$(20,381)
GAAP Net loss	$(14,346)	$(13,020)	$(53,845)	$(55,545)
Add: Stock-based compensation expense[1]	11,174	6,594	40,664	27,593
Add: Amortization of acquired intangible assets[2]	1,690	1,323	6,479	4,144
Add: Acquisition-related expenses[3]	—	—	514	115
Add: Follow-on public offering costs[4]	—	—	—	205
Add: Litigation-related expenses[5]	236	200	742	600
Add: Release of valuation allowance, acquisition-related	—	—	(761)	—
Add: Amortization of debt discount and issuance costs	2,730	2,535	10,513	3,831
Non-GAAP Net income (loss)	$1,484	$(2,368)	$4,306	$(19,057)

Reconciliation of net income (loss) per share, basic:
GAAP net loss per share, basic	$(0.29)	$(0.27)	$(1.10)	$(1.20)
Non-GAAP adjustment to net loss per share	$0.32	$0.22	$1.19	$0.79
Non-GAAP net income (loss) per share, basic	$0.03	$(0.05)	$0.09	$(0.41)

Reconciliation of net income (loss) per share, diluted:
GAAP net loss per share, diluted	$(0.29)	$(0.27)	$(1.10)	$(1.20)
Non-GAAP adjustment to net loss per share	$0.32	$0.22	$1.18	$0.79
Non-GAAP net income (loss) per share, diluted	$0.03	$(0.05)	$0.08	$(0.41)

Weighted average shares used in GAAP per share calculation, basic and diluted	49,604,522	47,397,034	48,731,791	46,456,825

Weighted average common shares used in non-GAAP per share calculation:
Basic	49,604,522	47,397,034	48,731,791	46,456,825
Diluted	52,584,791	47,397,034	52,058,103	46,456,825

[1] Includes stock-based compensation expense as follows:
Cost of revenue	$610	$371	$2,580	$1,692

Research and development	4,446	2,422	15,670	10,822
Sales and marketing	3,430	1,885	11,883	7,569
General and administrative	2,688	1,916	10,531	7,510
[2] Includes amortization of acquired intangible assets as follows:
Cost of revenue	$1,658	$1,283	$6,339	$3,985
Sales and marketing	32	39	137	154
General and administrative	—	1	3	5
[3] Includes acquisition-related expenses as follows:
General and administrative	$—	$—	$514	$115
[4] Includes follow-on public offering costs as follows:
General and administrative	$—	$—	$—	$205
[5] Includes litigation-related expenses as follows:
General and administrative	$236	$200	$742	$600

Reconciliation of GAAP Net Loss to Adjusted EBITDA (Unaudited)
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2019	2018	2019	2018
Net loss	$(14,346)	$(13,020)	$(53,845)	$(55,545)
Interest income	(1,253)	(1,709)	(6,014)	(3,229)
Interest expense	3,449	3,253	13,389	4,934
Other (income) expense, net	(294)	269	433	336
Provision for income taxes	129	395	42	466
Depreciation expense	2,537	1,870	8,963	6,486
Amortization of intangible assets	2,022	1,490	7,565	4,611
Stock-based compensation expense	11,174	6,594	40,664	27,593
Acquisition-related expenses	—	—	514	115
Follow-on public offering costs	—	—	—	205
Litigation-related expenses	236	200	742	600
Adjusted EBITDA	$3,654	$(658)	$12,453	$(13,428)

First Quarter and Full-Year 2020 Guidance
GAAP to Non-GAAP Reconciliation
(in millions, except per share data)

	First Quarter 2020			Full-Year 2020
Reconciliation of GAAP to non-GAAP (loss) income from operations:
Anticipated GAAP loss from operations	$(20.8)	to	$(19.8)	$(55.5)	to	$(51.5)
Add: Anticipated stock-based compensation expense	12.8	to	12.8	55.8	to	55.8
Add: Anticipated amortization of acquired intangible assets	1.7	to	1.7	6.7	to	6.7
Anticipated non-GAAP (loss) income from operations	$(6.3)	to	$(5.3)	$7.0	to	$11.0

Reconciliation of GAAP to non-GAAP net (loss) income:
Anticipated GAAP net loss	$(23.8)	to	$(22.8)	$(68.1)	to	$(64.1)
Add: Anticipated stock-based compensation expense	12.8	to	12.8	55.8	to	55.8
Add: Anticipated amortization of acquired intangible assets	1.7	to	1.7	6.7	to	6.7
Add: Anticipated amortization of debt discount and issuance costs	2.7	to	2.7	11.4	to	11.4
Anticipated non-GAAP net (loss) income	$(6.6)	to	$(5.6)	$5.8	to	$9.8

Anticipated GAAP net loss per share	$(0.47)		$(0.45)	$(1.33)		$(1.25)
Anticipated non-GAAP net (loss) income per share	$(0.13)		$(0.11)	$0.11		$0.18

Weighted average shares used in GAAP per share calculation, basic and diluted			50.2			51.1

Weighted average shares used in non-GAAP per share calculation:
Basic			50.2			51.1
Diluted			50.2			55.0